Cmoproj
UBS		1:14:41 pm January 29, 2004
Fixed Income Research	MASTR0401G5 30 year 5.5	Margarita Genis mgenis@rhino
cmoproj.614		Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
5A10	3,500,000.00	8.30000	24	1.000000	1ML	1.1200	9.40000	-1.00000	9.40000

Floor	Current	Settle	Deal	WAC	WAM	Pricing	Duration
	Coupon	Date				Speed	@ Px
3.50000	8.3000	01/30/04	1ML30 year	5.95	358.00	300.0PSA	99:08

9.400 +-1.000 * 1ML cap: 9.400

Price	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
	50	100	200	300	400	500	750	1000
97:08	8.659	8.695	9.035	9.628	9.979	10.259	10.843	11.339
97:12	8.645	8.679	8.999	9.558	9.889	10.153	10.703	11.170
97:16	8.631	8.664	8.964	9.489	9.799	10.047	10.563	11.001
97:20	8.618	8.648	8.929	9.420	9.710	9.941	10.424	10.833
97:24	8.604	8.633	8.894	9.351	9.620	9.836	10.285	10.665
97:28	8.591	8.617	8.859	9.282	9.531	9.731	10.146	10.498
98:00	8.578	8.602	8.824	9.213	9.442	9.626	10.007	10.331
98:04	8.564	8.586	8.789	9.144	9.353	9.521	9.869	10.164

98:08	8.551	8.571	8.754	9.075	9.265	9.416	9.731	9.998
98:12	8.538	8.555	8.719	9.007	9.176	9.312	9.594	9.832
98:16	8.524	8.540	8.685	8.938	9.088	9.207	9.456	9.667
98:20	8.511	8.525	8.650	8.870	9.000	9.103	9.319	9.502
98:24	8.498	8.509	8.616	8.802	8.912	9.000	9.182	9.337
98:28	8.484	8.494	8.581	8.734	8.824	8.896	9.046	9.172
99:00	8.471	8.479	8.547	8.666	8.737	8.793	8.910	9.009
99:04	8.458	8.463	8.512	8.598	8.649	8.690	8.774	8.845

99:08	8.445	8.448	8.478	8.531	8.562	8.587	8.638	8.682
99:12	8.432	8.433	8.444	8.463	8.475	8.484	8.503	8.519
99:16	8.419	8.418	8.410	8.396	8.388	8.381	8.368	8.356
99:20	8.406	8.403	8.376	8.329	8.301	8.279	8.233	8.194
99:24	8.393	8.388	8.342	8.262	8.214	8.177	8.098	8.032
99:28	8.380	8.372	8.308	8.195	8.128	8.075	7.964	7.871
100:00	8.367	8.357	8.274	8.128	8.042	7.973	7.830	7.710
100:04	8.354	8.342	8.241	8.061	7.956	7.872	7.697	7.549

100:08	8.341	8.327	8.207	7.994	7.870	7.770	7.563	7.389
100:12	8.328	8.312	8.173	7.928	7.784	7.669	7.430	7.229
100:16	8.315	8.297	8.140	7.862	7.698	7.568	7.298	7.069
100:20	8.302	8.283	8.106	7.795	7.613	7.467	7.165	6.910
100:24	8.289	8.268	8.073	7.729	7.528	7.367	7.033	6.751
100:28	8.276	8.253	8.040	7.663	7.442	7.266	6.901	6.592
101:00	8.263	8.238	8.006	7.597	7.357	7.166	6.769	6.434
101:04	8.251	8.223	7.973	7.532	7.273	7.066	6.638	6.276
Avg Life	20.840	15.163	4.953	2.132	1.610	1.348	1.008	0.831
Duration	9.520	8.226	3.659	1.852	1.435	1.216	0.923	0.767
First Pay	12/20	8/14	2/04	2/04	2/04	2/04	2/04	2/04
Last Pay	10/28	4/24	1/15	9/07	8/06	3/06	8/05	5/05

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2004
All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.